UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2009
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	000-30533 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On May 4, 2009, Texas Capital Bancshares, Inc. issued a press release announcing that it has commenced a public offering of 3.5 million shares of its common stock for sale to the public. The shares will be issued pursuant to a prospectus supplement filed as part of an existing shelf registration statement filed with the Securities and Exchange Commission on Form S-3.
     A copy of the press release is included as exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release, dated May 4, 2009, of Texas Capital Bancshares, Inc., announcing the public offering of shares

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2009	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated May 4, 2009, of Texas Capital Bancshares, Inc., announcing the public offering of shares